SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2003

Scios Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11749	95-3701481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 W. Maude Avenue

Sunnyvale, CA 94085

(Address of Principal Executive Offices)

(408) 616-8200

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On February 7, 2003, Scios, Inc. issued the press release attached as an exhibit in Item 7 to this Current Report on Form 8-K, and the contents contained therein are incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

The following exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	Press Release dated February 7, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2003

SCIOS INC. (registrant)

By:	/s/ DAVID W. GRYSKA
Name: David W. Gryska
Its: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 7, 2003.

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